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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    May 8, 2001
                                                    -----------

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Virginia                   001-13467                    56-1641133
-----------------              ---------                    ----------
(State or Other         (Commission File Number)           (IRS Employer
 Jurisdiction of                                        Identification No.)
 Incorporation)



  601 Biotech Drive, Richmond, Virginia              23235
 ----------------------------------------            -----
 (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:  (804) 648-3820
                                                     ---------------

                                      N/A
      ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

  On May 8, 2001, Commonwealth Biotechnologies, Inc. (the "Registrant") issued a press release relating to the settlement of the Registrant's patent dispute with Applied Biosystems. A copy of the press release relating to the announcement is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             99.1 Press Release, dated May 8, 2001, relating to the settlement of the Registrant's patent dispute with Applied Biosystems.

                                      2
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMONWEALTH BIOTECHNOLOGIES, INC.



                              By:     /s/ Richard J. Freer, Ph.D.
                                  ----------------------------------------
                                      Richard J. Freer, Ph.D.
                                      Chairman


May 8, 2001

                                       3
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                                 EXHIBIT INDEX


Number         Description of Exhibit
------         ----------------------

99.1 Press Release, dated May 8, 2001, relating to the settlement of the Registrant's patent dispute with Applied Biosystems.

                                       4